UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2017

SYNIVERSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Syniverse Holdings, Inc. (the “Company”), Syniverse Communications Holdings Corporation (formerly known as Aicent Holdings Corporation), Syniverse Communications Intermediate Holdings Corporation (formerly known as Aicent Intermediate Holdings Corporation), Syniverse Communications International, Inc. (formerly known as Aicent International, Inc.), Syniverse Communications, Inc. (formerly known as Aicent, Inc.), Cibernet, LLC (formerly known as Cibernet Corporation, Inc.), CB Holdings, Inc., CB Ventures, Inc., Multinational Automated Clearing House Americas, Inc. and Putter Mergerco, Inc. (collectively, the “Additional Guarantors”) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB) as trustee (the “Trustee”), entered into, as applicable, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture (together, the “Supplemental Indentures”) to the Indenture, dated as of December 22, 2010, among Buccaneer Merger Sub, Inc. (which merged into the Company) and the Trustee, governing the 9.125% Senior Notes due 2019 (the “Indenture”). The Supplemental Indentures were entered into to add the Additional Guarantors as guarantors of the Company’s obligations under the Indenture and the notes issued pursuant thereto.

The foregoing summary of the terms of the Supplemental Indentures is qualified in its entirety by reference to the text of the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 to this report and incorporated herein by reference.

Buccaneer Holdings, Inc. (“Holdings”) provided a Holdings Guaranty (the “Holdings Guaranty”) in favor of the secured parties named in the credit agreement (the “Credit Agreement”) dated April 23, 2012, by and among the Company, Holdings, Barclays Bank PLC, as administrative agent, swing line lender and letters of credit issuer, and the other financial institutions and lenders from time to time party thereto, whereby Holdings unconditionally and irrevocably guaranteed the obligations of the Company under the Credit Agreement.

The foregoing summary of the terms of the Holdings Guaranty is qualified in its entirety by reference to the text of the Holdings Guaranty, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated July 29, 2013, among Syniverse Holdings, Inc., the new subsidiary guarantors party thereto and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB, as trustee governing the 9.125% Senior Notes due 2019

4.2	Third Supplemental Indenture, dated June 12, 2014, among Syniverse Holdings, Inc., the new subsidiary guarantor party thereto and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB, as trustee governing the 9.125% Senior Notes due 2019

4.3	Fourth Supplemental Indenture, dated September 16, 2014, among Syniverse Holdings, Inc., the new subsidiary guarantors party thereto and Wilmington Trust, National Association, as successor by merger to Wilmington Trust FSB, as trustee governing the 9.125% Senior Notes due 2019

10.1	Holdings Guaranty, dated April 23, 2012, by Buccaneer Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017

SYNIVERSE HOLDINGS, INC. (Registrant)

By:	/s/ Laura E. Binion
Name:	Laura E. Binion
Title:	Senior Vice President and General Counsel